SECURITIES AND EXCHANGE COMMISSION



Washington, D.C.  20549





Form 8-K





CURRENT REPORT





Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported): June 21,
1995





                      Stuarts Department Stores, Inc.


(Exact name of registrant as specified in its charter)





          Delaware                    0-13184
04-2817110

      (State or other jurisdiction  (Commission        (IRS
Employer

           of incorporation)        File Number)
Identification No.)





        16 Forge Parkway, Franklin, Massachusetts          02038


         (Address of principal executive offices)       (Zip
Code)





     Registrant's telephone number, including area code (508)
520-4540





                                 N/A


(Former name or former address, if changed since last report)

































Page 1 of 5 Pages

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Item 5.  Other Events.



          On June 21, 1995, Stuarts Department Stores, Inc.
issued a press release (the "Press Release"), a copy of which is annexed hereto as Exhibit 28-1 and incorporated herein by reference.







Item 7.  Financial Statements, Pro Forma Financial Information

         and Exhibits



         (c)  Exhibits.



         The following Exhibits are filed herewith:





         Exhibit



         28-1  Press Release dated June 21, 1995.



































































Page 2 of 5 Pages

SIGNATURE





          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   STUARTS DEPARTMENT STORES,
INC.





DATED:    June 21, 1995            By:    /s/ Antone F. Moreira


                                              Antone F. Moreira

                                          Executive Vice
President













































































Page 3 of 5 Pages

EXHIBIT INDEX





Exhibit

Number                        Exhibit
Location



28-1                Press Release dated June 21, 1995
Page 5



























































































Page 4 of 5 Pages